Exhibit 99
Investor Presentation November 2011 (NASDAQ-OKSB)

Forward Looking Statements 1 Forward Looking Statements This presentation includes forward-looking statements such as: statements of Southwest's goals, intentions, and expectations; estimates of risks and of future costs and benefits; expectations regarding future financial performance of Southwest and its operating segments; assessments of loan quality, probable loan losses, collateral values and the amount and timing of loan payoffs; liquidity, contractual obligations, off-balance sheet risk, and market or interest rate risk; estimates of value of acquired assets, deposits, and other liabilities; estimates of the value of assets held for sale or available for sale; and statements of Southwest's ability to achieve financial and other goals. We intend that these statements be covered by the safe harbor provision for forward looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; and a variety of other matters. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate its future results. For other factors, risks, and uncertainties that could cause actual results to differ materiality from estimates and projections contained in forward-looking statements, please read the "Risk Factors" contained in Southwest's reports to the Securities and Exchange Commission.

Corporate Profile 2 A regional community banking company with $2.6 billion in assets, $2.0 billion in total loans, $2.0 billion in deposits, and $299 million in common equity at September 30, 2011 Bank holding company for Stillwater National Bank and Trust Company and Bank of Kansas SNB was established in 1894 IPO in 1993 Healthcare and commercial lending niche provider Banking offices: Oklahoma, 11 $770 million in loans $1,438 million in deposits Texas, 6 $845 million in loans $153 million in deposits Kansas, 8 $211 million in loans $275 million in deposits Excludes covered loans

3 Third Quarter 2011 Highlights Dollars in Thousands * Excludes covered loans ** Intangible assets defined as goodwill for purposes of this calculation

Commitment to Improve... Capital - Southwest and each of its banking subsidiaries are well capitalized. Earnings Base - Our recent losses follows a long record of earnings. Our interest margins and net interest income are solid. Loans - We expect that outstanding loans will continue to decrease during 2011. Our loan growth expectations for future periods depend upon the health of the economy in our markets and nationally, among other factors. Credit - This year we are intensifying our continuing efforts to improve credit quality: reorganized lending and credit functions to increase their independence and improve oversight new Chief Credit Officer reporting directly to the CEO with authority over the entire credit and work-out functions further staffed up credit and work-out areas with experienced bankers increased emphasis on timely and accurate loan grading and consistency among our third party loan review firm, our internal credit function, and federal regulators' grading guidelines we continue to evaluate alternative means for improving credit quality and increasing shareholder value Excludes covered loans 4

Southwest's Regulatory Capital Total Year-End Risk-Based Capital 5 $266 $285 $405 $413 $478 Dollars in Millions "Well-capitalized" minimum is 10% for all years. $462 Our capital ratios are well above regulatory standards.

Stillwater National's Regulatory Capital Total Year-End Risk-Based Capital 6 $257 $352 $393 $232 $357 *The years 2009, 2010, & 2011 reflect a 12.5% agreed upon minimum. All other years reflect 10% general minimum. Dollars in Millions $384 SNB ratios are well above minimums.

Pre-Provision/Pre-Tax Income Dollars in Millions 7 We continue to produce solid pre-provision income.

Provision for Loan Losses & Net Charge-offs Dollars in Millions Excludes covered loans 8 YTD

Net Charge-Offs by Type Dollars in Millions 9 Excludes covered loans

Net Charge-Offs by Location Dollars in Millions 10 Excludes covered loans

Impaired Loans 11 An impaired loan is one for which it is probable that Southwest will be unable to collect all amounts due under the loan agreement. All nonaccrual loans, other than small balance mortgage, student, and similar loans, which are valued collectively, are evaluated on an individual basis, and a specific allowance is recorded based upon appraised value or the estimated fair value of cash flows. Independent appraisals are obtained following discovery of possible impairment factors as well as at origination and periodically as required by credit policy. At September 30, 2011: The carrying value of all impaired loans was $204.5 million, versus unpaid principal of $230.6 million. The carrying value of specifically allocated impaired loans was $115.5 million or 7.61% less than the unpaid principal of $125.0 million. The allowance on specifically allocated loans was 14.41% of carrying value and 13.31% of unpaid principal. Together, the difference between carrying value and unpaid principal on specifically allocated loans and specific allowance allocation for them was 20.92% of total unpaid principal. Excludes covered loans

Allowance for Loan Losses & Nonperforming Loans Dollars in Millions Excludes covered loans Nonperforming loans include non-accruals and 90 days past due loans. 12

Nonperforming Assets and Potential Problem Loans Dollars in Millions Excludes covered loans and properties Nonperforming loans include non-accruals and 90 days past due loans. 13

14 Nonperforming Assets Migration Excludes covered loans

Total Nonperforming Assets Dollars in Millions Total nonperforming assets include non-accruals, 90 days past due loans, and other real estate. Excludes covered loans and properties 15

Nonperforming Loans by Type Dollars in Millions 16 Nonperforming loans include non-accruals and 90 days past due loans. Excludes covered loans

Nonperforming Loans by Location Dollars in Millions Nonperforming loans include non-accruals and 90 days past due loans. Excludes covered loans 17

Other Real Estate by Type Other Real Estate by Type Dollars in Millions 18 Excludes covered properties $18.8 $27.6 $35.7 $37.7 $41.0 $39.0

Other Real Estate by Location Dollars in Millions 19 Excludes covered properties $18.8 $27.6 $35.7 $37.7 $41.0 $39.0

20 Potential Problem Loans by Type Dollars in Millions Excludes covered loans

21 Potential Problem Loans by Location Dollars in Millions Excludes covered loans

Other State Loans 22 Dollars in Millions Other State loans comprise less than 10% of total loans. State # of Loans Net Balance Nonperforming Loans Potential Problem Loans 9/30/2011 YTD Charge-offs Aggregate Charge-offs Arizona 28 $ 36.0 $ 8.4 $ 10.3 $ 5.0 $ 5.8 Iowa 8 26.6 - - - - Colorado 23 23.2 0.8 17.0 3.9 3.9 New Mexico 12 21.0 5.1 11.6 6.7 6.7 California 11 10.7 - 0.6 - - Ohio 5 9.4 - - - - Tennessee 4 6.5 - - - - Florida 7 6.4 0.3 0.1 - - Louisiana 7 5.6 - - - - Alabama 3 4.3 - 4.3 - - Other (24 states) 104 17.1 - - - - Totals 212 $ 166.8 $ 14.6 $ 43.9 $ 15.6 $ 16.4

23 Loan Segmentation $2.0 Billion Total Loans (9/30/2011) Loans by Type Loans by Location Dollars in Millions Excludes covered loans

24 Loans by State by Type $2.0 Billion Total Loans (9/30/2011) Dollars in Millions Excludes student loans & covered loans

Other State Loans 25 Dollars in Millions Other State loans comprise less than 10% of total loans. State Commercial & Industrial Commercial Real Estate Construction & Development Consumer Residential Real Estate Total Arizona $ 4.1 $ 13.5 $ 18.3 $ 0.1 $ - $ 36.0 Iowa - 26.5 - 0.1 - 26.6 Colorado 0.5 17.9 2.6 0.1 2.1 23.2 New Mexico 7.4 7.9 5.1 - 0.6 21.0 California 0.2 - 10.4 0.1 - 10.7 Ohio 1.2 8.2 - - - 9.4 Tennessee - 6.4 - 0.1 - 6.5 Florida 0.2 6.1 - 0.1 - 6.4 Louisiana 0.1 5.4 - - 0.1 5.6 Alabama - 4.3 - - - 4.3 Other (24 states) 7.5 4.2 2.9 1.7 0.8 17.1 Totals $ 21.2 $ 100.4 $ 39.3 $ 2.3 $ 3.6 $ 166.8

Deposits 26 $2.0 Billion Total Deposits (9/30/2011) Deposits by Type Deposits by Location *Includes Treasury division Dollars in Millions